INTERNET COMMERCE CORPORATION


                                                                   Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Internet Commerce Corporation (the "Company") on Form 10-Q for the quarter ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G. Michael Cassidy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ G. Michael Cassidy
---------------------
G. Michael Cassidy
Chief Executive Officer
March 16, 2004